EX-10.2

                                  FORM OF NOTE

NEITHER THIS CONVERTIBLE PROMISSORY NOTE (THE "NOTE") NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND HAVE BEEN ISSUED AND SOLD, OR WILL BE ISSUED UPON CONVERSION, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT. NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS
NOTE IS CONVERTIBLE MAY BE SOLD OR TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, (2) THIS NOTE OR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE ARE TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (OR ANY SUCCESSOR
RULE) OR (3) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.


                          9% CONVERTIBLE NOTE DUE 2006
                                       OF
                         CLEAN WATER TECHNOLOGIES, INC.
                                       DBA
                                SHEERVISION, INC.

$_____________                                                New York, New York
                                                                  April 28, 2006

        CLEAN WATER TECHNOLOGIES, INC., a Delaware corporation dba SheerVision, Inc. (the "COMPANY"), for value received, hereby promises unconditionally to pay to the order of ____________________, a _____________, or such person's assigns
(the "HOLDER"), at the address set forth on the signature page hereto, in lawful money of the United States of America ("DOLLARS" or "$") and in immediately available funds, the principal amount of ___________________ DOLLARS ($_____,000.00) (the "PRINCIPAL"), plus any accrued and unpaid Interest (as defined below), in full, on the Maturity Date (as defined below).

        The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

        1.      DEFINITIONS. For the purposes of this Note:

                "AFFILIATE(S)" means, with respect to any given Person other than a partnership or limited liability company, any other Person directly or indirectly controlling, controlled by or under common control with such Person and with respect to a partnership, the partners of such partnership and with respect to a limited liability company, the members of such limited liability company.

                "BUSINESS DAY" means any day that is not a Saturday, Sunday or a legal holiday in the State of New York.

                "CERTIFICATE   OF   DESIGNATIONS"   means  the   Certificate  of
Designation, Preferences, Rights, and Limitations of the Preferred Stock, substantially in the form attached hereto as Annex C to the Memorandum.

                "CHANGE OF CONTROL TRANSACTION" means the occurrence of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company (except that the acquisition of voting securities by the Holder shall not constitute a Change of Control Transaction for purposes hereof), (b) each of Suzanne Lewsadder and Jeffrey Lewsadder should cease to be a member of the Board of Directors, (c) the merger or consolidation of the Company or any subsidiary of the Company in one or a series of related transactions with or into another entity, (d) the sale, lease, license or other disposition of all or substantially all the assets of the Company or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (a), (b), (c) or (d).

                "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company.

                "CONVERSION PRICE" means $10, subject to adjustment as provided herein.

                "EVENT OF DEFAULT" shall have the meaning assigned to such term in Section 4.

                "FAMILY MEMBER" means, with respect to any Person, any parent, spouse, child, brother, sister or any other relative with a relationship (by blood, marriage or adoption) not more remote than first cousin to such Person.

                "GOVERNMENTAL   AUTHORITY"  means  any  Federal,  state,  local,
foreign or other court, governmental department, commission, board, bureau, agency or instrumentality.

                "HOLDER MAJORITY" means the holders of a majority in principal amount of the Notes.

                "INTEREST"  shall  have the  meaning  assigned  to such  term in
Section 2(b).

                "ISSUE DATE" means April 28, 2006.

                "LIEN" means any mortgage, pledge, lien, security interest or other charge or encumbrance of any kind.

                "MATURITY DATE" means the earlier of (i) July 27, 2006, (ii) the date of the authorization of the Preferred Stock of the Company, or (iii) upon the consummation by the Company of a Change of Control Transaction.

                "MEMORANDUM" means the Confidential Private Placement Memorandum, dated April 20, 2006, of the Company, relating to the private offering and sale of up to 60 units, which Units are described in the Memorandum.

                "NOTE SHARES" means the shares of Preferred Stock into which the Principal of this Note may be converted in accordance with Section 7.

                "NOTES" means this Note and the other notes issued pursuant to the Memorandum.

                "PERSON" means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint stock company, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                "PREFERRED STOCK" means the Series A 9% Cumulative Convertible Preferred Stock, par value $0.001 per share, of the Company, a description of which is set forth in the Memorandum.

                "PREFERRED STOCK CONVERSION PRICE" has the meaning ascribed to such term in the Certificate of Designations.

                "REGISTRATION  RIGHTS LETTER" means the letter agreement,  dated
April  28,  2006,  between  the  Company  and  Northeast  Securities,   Inc.,  a
attorney-in-fact for the investors in the offering described in the Memorandum.

                "TRANSACTION   DOCUMENTS"  means  this  Note,  the  Subscription
Agreement, the Warrant, and the Registration Rights Letter between the Company and each Holder, in each case as defined in the Memorandum.

        2.      PRINCIPAL; INTEREST; AND PREPAYMENT.

                (a) PRINCIPAL; PRINCIPAL INCREASE. Unless earlier converted in accordance with the provisions hereof, the entire unpaid Principal and all accrued and unpaid Interest shall be paid in Dollars on the Maturity Date. Promptly following the payment in full of this Note, including all accrued and unpaid Interest and any other amounts owing hereunder, the Holder shall surrender this Note to the Company for cancellation.

                (b) INTEREST. Interest on the Note ("INTEREST"), during the period from the Issue Date through the Maturity Date, shall accrue at a rate equal to 9% per annum. Interest shall be computed on the basis of a 360-day year consisting of 12 equal months of 30 days applied to actual days elapsed and shall be payable on a semiannual basis every June 30 and September 30, commencing June 30, 2006. To the extent not paid, all Interest that is accrued shall be accumulated and shall remain accumulated Interest until paid.. The rate of interest payable under the Note from time to time shall in no event exceed the maximum rate, if any, permissible under applicable law. If the rate of interest payable under the Note is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided hereunder, then the rate provided for hereunder shall be increased to the maximum rate permitted by applicable law for such period as required so that the total amount of interest received by the Holder is that which would have been received by the Holder but for the operation of the preceding sentence.

        3.      COVENANTS.

                (a) USE OF PROCEEDS. Without the prior written consent of a Holder Majority, the proceeds of this Note shall be used as described in the Memorandum.

                (b) RELATED PARTY TRANSACTIONS. Neither the Company nor any subsidiary shall (i) enter into directly or indirectly any transaction
(including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any officer, director, employee, or stockholder, or any Affiliate or Family Member of any officer, director, employee or stockholder without the prior written consent of a Holder Majority or (ii) increase the compensation payable (in the form of salary, options, equity or otherwise) to any executive officer or director of the Company without the written consent of a Holder Majority.

                (c) RESTRICTED PAYMENTS. The Company will not, directly or indirectly (i) purchase, redeem, retire or otherwise acquire for value any of its capital stock or other securities now or hereafter outstanding, return any capital to its stockholders, or distribute any of its assets to its stockholders or (ii) make any payment or declare any dividend on any of its capital stock or other securities, in either case, without the prior written consent of the Holder.

                (d) INSURANCE. The Company and its subsidiaries will maintain customary insurance for general liabilities and other risks on terms and in amounts customarily carried by businesses similar to that of the Company and the subsidiaries, respectively, and reasonably sufficient to avoid a material adverse change in the financial condition or results of operation of the Company and the Subsidiaries.

                (e)     COMPLIANCE   WITH  LAWS,   ETC.   The  Company  and  its
subsidiaries will comply with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before they become delinquent all taxes, assessments and governmental charges imposed on it or upon its property, except to the extent contested in good faith.

                (f) NO CHANGE IN BUSINESS. Neither the Company nor any subsidiary will, without the prior written consent of a Holder Majority, change its respective line of business from that conducted by it as of the Issue Date.

                (g) ACCESS TO FACILITIES. The Company will permit the Holder (or any successor thereof), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company, to:

                        (i) visit and inspect any of the properties of the Company;

                        (ii) examine the corporate and financial records of the Company (unless such examination is not permitted by federal, state or local law) and make copies thereof or extracts therefrom; and

                        (iii) discuss the affairs, finances and accounts of the Company with the directors, officers and independent accountants of the Company.

                (h) TAXES. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

                (i) FINANCIAL REPORTING. At all times during the continuance of the Company, the Company shall prepare and maintain separate books of account for the Company that shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received and all income derived in connection with the operation of the Company's business in accordance with US GAAP consistently applied. The Company shall (A) prepare quarterly unaudited financial statements in accordance with US GAAP (the "QUARTERLY FINANCIALS") and shall deliver the Quarterly Financials to the Holder as soon as practicable after their preparation and in any event within forty-five (45) days after the end of each three-month period and (B) prepare annual audited financial statements in accordance with US GAAP (the "ANNUAL FINANCIALS") and shall deliver the Annual Financials to the Holder as soon as practicable after their preparation and in any event within ninety (90) days after the end of each annual period.

        4. EVENTS OF DEFAULT. If one or more of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                (a) the Company shall fail to pay when due and payable any Principal of, or Interest on, this Note, or any fees or any other amount payable hereunder within five Business Days following the date established therefor, free of any claim of subordination;

                (b) the Company shall fail to observe or perform any covenant or agreement of, or otherwise commit any breach or default of, any provision of this Note or any of the other Transaction Documents, which is not cured within the time prescribed;

                (c) any representation, warranty, certification or statement made by the Company in this Note or in any Transaction Document, or in any document delivered pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made (or deemed made);

                (d) a judgment or order for the payment of money in excess of $500,000 shall be rendered against the Company and such judgment or order shall continue unsatisfied and unstayed for a period of ten (10) days;

                (e) the Company or any subsidiary of the Company shall commence, or there shall be commenced against the Company or any subsidiary of the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any subsidiary of the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary of the Company or there is commenced against the Company or any subsidiary of the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Company or any subsidiary of the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary of the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company or any subsidiary of the Company makes a general assignment for the benefit of creditors; or the Company or any subsidiary of the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary of the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary of the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary of the Company for the purpose of effecting any of the foregoing;

                (f) the Company or any subsidiary of the Company shall default in any of its obligations under any other debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any subsidiary of the Company in an amount exceeding $500,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

                (g) the Company's common stock, par value $.001 per share (the "COMMON STOCK") shall cease to be quoted for trading or listing for trading on either the Nasdaq OTC Bulletin Board ("OTC"), or if then listed on Nasdaq Capital Market, New York Stock Exchange, American Stock Exchange or the Nasdaq National Market (each, a "SUBSEQUENT MARKET") shall cease to be quoted for trading or listing on such Subsequent Market and shall not again be quoted or listed for trading thereon within 20 Trading Days of such delisting;

                (h) the Company or any subsidiary of the Company shall be a party to any Change of Control Transaction; or

                (i) The Company shall fail for any reason to deliver Preferred Stock certificates to a Holder at any time following the 45th Business Day from the Issue Date or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with automatic conversions of this Note in accordance with Section 7(a) hereof.

then, and in every such event, the Holder may, by written notice to the Company, declare the Principal (together with accrued Interest thereon and all other amounts owing hereunder) to be, and the Principal (together with accrued Interest thereon and all other amounts owing hereunder) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; PROVIDED, THAT in the case of any of the Events of Default specified in clause (d) or (e) above, without any notice to the Company or any other act by the Holder, the Principal (together with accrued Interest thereon and all other amounts owing hereunder) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

        5. PAYMENTS; EXTENSION OF MATURITY. Unless otherwise converted in accordance with the terms of this Note, all payments of Principal and Interest (and all other amounts owing hereunder) to be made by the Company in respect of this Note shall be made in Dollars by wire transfer to an account designated by the Holder by written notice to the Company. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, setoff, or counterclaim. If the Principal and accrued and unpaid Interest become due and payable on any day other than a Business Day, the Maturity Date shall be extended to the next succeeding Business Day, and to such payable amounts shall be added the Interest which shall have accrued during such extension period at the rate per annum herein specified.

        6. REPLACEMENT OF NOTE. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and (if mutilated) upon surrender and cancellation of this Note, the Company shall make and deliver to the Holder a new note of like tenor in lieu of this

Note. Any replacement note made and delivered in accordance with this Section 6 shall be dated as of the date hereof.

        7.      CONVERSION.

                (a) CONVERSION OF THE NOTE. Upon (i) the authorization of the Company's amended and restated Certificate of Incorporation by the Company's stockholders and (ii) the filing of the Certificate of Designations with the Secretary of State of the State of Delaware (the "EFFECTIVE DATE"), and subject to the Company complying with the mechanics of conversion set forth in Section 7(b) hereof, the outstanding Principal of this Note shall automatically be converted into shares of Preferred Stock at the preferred stock conversion price of $10 per share. Upon conversion, all accrued but unpaid Interest shall be paid to the Holder in cash, by check delivered to such Holder at the address set forth on the signature page hereto.

                (b) MECHANICS OF CONVERSION. Promptly following the EffectiveDate, the Company shall provide notice to the Holder thereof. Upon delivery by the Holder of this Note to the Company as provided herein, the Company shall deliver to such Holder a certificate, dated the Effective Date, representing the shares of Preferred Stock into which this Note has been converted.

                (c) NO FRACTIONAL SHARES; RELEASE OF OBLIGATIONS UNDER NOTE. No fractional Note Shares shall be issued upon conversion of the portion of the Principal of this Note as the case may be, in accordance with this Section 7. Upon conversion of the Principal of this Note, the due issuance of Note Shares, and the payment to the Holder of the accrued and unpaid Interest to the Effective Date, the Company shall be forever released from the portion of its obligations, undertakings and liabilities under this Note so converted.

                (d) ISSUANCE OF CERTIFICATES; ISSUANCE TAX. Promptly upon conversion of the Principal of this Note (and all other amounts owing hereunder), as the case may be, in accordance with this Section 8, the Company shall issue to the Holder certificates representing the number of Note Shares into which the Principal so converted have been converted. The issuance of certificates for Note Shares upon conversion of the Principal in accordance with this Section 7 shall be made without charge to the Holder for any issuance tax in respect thereof, if any.

                (f) CONVERSION PRICE ADJUSTMENTS. At any time and from time to time while this Note is outstanding, the Conversion Price shall be deemed to be adjusted in accordance with Section 4 of the Certificate of Designations on the same basis as if such Certificate of Designations had been duly authorized and filed and had become effective and the Note Shares had been issued on the date hereof and the Conversion Price, so adjusted, shall become the effective Conversion Price upon the conversion of this Note and the issuance of the Note Shares to the Holder.

        8. NO WAIVERS BY DELAY OR PARTIAL EXERCISE. No delay by the Holder in exercising any powers or rights hereunder shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise.

        9. FURTHER ASSURANCES. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Note.

        10. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

                IF TO THE COMPANY:   SheerVision, Inc.
                                     4030 Palos Verdes North
                                     Suite 104
                                     Rolling Hills Estates, California  90274
                                     Attention: Suzanne Lewsadder
                                     Telecopy: (877) 678-4274

                WITH A COPY TO:      Reitler Brown & Rosenblatt LLC
                                     800 Third Avenue
                                     21st Floor
                                     New York, New York 10022
                                     Attention: Robert Steven Brown
                                     Telecopy:  (212) 371-5500

                IF TO THE HOLDER:    At the address set forth on the signature
                                     page hereto.

                WITH A COPY TO:      Northeast Securities, Inc.
                                     100 Wall Street
                                     8th Floor
                                     New York, NY  10005
                                     Attention: David Tsiang
                                     Telecopy:

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

        11. AMENDMENTS AND WAIVERS. No modification, amendment or waiver of any provision of, or consent required by, this Note, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the Company and the Holder. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

        12. EXCLUSIVITY AND WAIVER OF RIGHTS. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

        13. INVALIDITY. Any term or provision of this Note shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Note.

        14.     HEADINGS.   Headings   used  in  this  Note  are   inserted  for
convenience only and shall not affect the meaning of any term or provision of this Note.

        15.     COUNTERPARTS.   This  Note  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

        16. ASSIGNMENT. This Note and the rights and obligations hereunder shall not be assignable or transferable by the Company without the prior written consent of the Holder. The Holder may assign this Note and the rights and obligations hereunder without the prior written consent of the Company. Any instrument purporting to make an assignment in violation of this Section 16 shall be void.

        17.     SURVIVAL.   Unless  otherwise  expressly  provided  herein,  all
agreements and covenants contained in this Note shall survive the execution hereof and shall remain in full force and effect until the earliest to occur of
(i) the payment in full of all Principal and accrued and unpaid Interest and all other amounts owing under this Note, and (ii) the mandatory conversion of all of the Principal and all other amounts owing under this Note, if applicable, into Note Shares in accordance with Section 7.

        18. MISCELLANEOUS. This Note shall inure to the benefit of the Company and the Holder and all their respective successors and permitted assigns. Nothing in this Note is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Note or any provision herein contained. The obligations of the Company under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason

        19. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

        20. CONSENT TO JURISDICTION. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE FEDERAL COURTS SITTING IN THE STATE OF NEW YORK. THE COMPANY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED

EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT THAT SITS IN THE CITY OF NEW YORK, AND ACCORDINGLY, THE COMPANY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

        21. WAIVER OF JURY TRIAL. THE COMPANY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE COMPANY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE HOLDER HAS BEEN INDUCED TO ENTER INTO THIS NOTE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21.

        22. ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Note, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Note, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.


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                                      -11-

                IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.

                                        CLEAN WATER TECHNOLOGIES, INC.
                                        DBA SHEERVISION, INC.


                                        BY:
                                           -------------------------------------
                                             NAME:
                                             TITLE:


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Address:
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Facsimile:
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